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                                                                   EXHIBIT 10(a)

                                 AMENDMENT NO. 7
                                       TO
                            THE LAMSON & SESSIONS CO.
                              DEFERRED SAVINGS PLAN


                  THIS AMENDMENT is made this 22nd day of December 1999, by The Lamson and Sessions Co. (hereinafter referred to as the "Company");

                              W I T N E S S E T H:

                  WHEREAS, the Company maintains The Lamson & Sessions Co. Deferred Savings Plan (hereinafter referred to as the "Plan"); and

                  WHEREAS, the Company reserved the right to make certain amendments thereto; and

                  WHEREAS, it is the desire of the Company to amend the Plan in order to change the Company matching contribution and to bring the Plan into compliance with certain tax acts;

                  NOW THEREFORE, the Company hereby amends the Plan as follows, effective as of the dates set forth below:

                                       I.

                  Effective on and after January 1, 2000, Section 6.4 of the Plan is hereby amended to provide as follows:

         6.4 MATCHING CONTRIBUTIONS. (a) For each Participant for whom a salary reduction contribution has been made by the Employer pursuant to Section 6.2, the Employer shall, for periods commencing on or after January 1, 1989, also contribute a matching contribution equal to fifty percent (50%) of such salary reduction contribution; provided, however, that no such matching contributions shall be made for salary reduction contributions in excess of the limit set forth in Section 7.6, nor in excess of six percent (6%) of the Participant's Compensation for any Plan Year.

                  (b) For each Salaried Participant for whom a salary reduction contribution has been made by the Employer pursuant to Section 6.2, the Employer shall, for periods commencing on or after January 1,2000, also contribute an additional matching contribution equal to twenty-five percent (25%) of such salary reduction contribution; provided, however, that no such matching contributions shall be made for salary reduction contributions in excess of the limit set forth in Section 7.6, nor in excess of six percent (6%) of the Participant's Compensation for any Plan Year.



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                                       II.

                  Effective on and after January 1, 2000, Section 9.1 of the Plan is hereby amended to provide as follows:

         9.1      INVESTMENT DIRECTION BY PARTICIPANT.

                  (a) Each Participant shall direct how contributions made by the Employer on his behalf shall be invested among the investment options available under the Plan. The Participant shall communicate such investment direction, in such manner as the Plan Administrator may provide, which communication shall specify how such contributions shall be allocated among such investment options. The percentage of such allocation shall be in multiples of one percent (1%) and shall apply uniformly to all contributions.

                  (b) Notwithstanding the foregoing, the amount of each Participant's matching contribution under Section 6.4(b), if any, shall be contributed or initially invested in Stock. Immediately following such contribution or initial investment in Stock, the Participant shall have the ongoing option to redirect the investment of such matching contribution among the investment options available under the plan.

                                      III.

                  Effective on and after January 1, 2000, Section 12.1 of the Plan shall be amended by deleting therefrom the parenthetical "(and did not exceed as of any prior distribution)" and the parenthetical "(or exceeded as of any prior distribution)".

                                       IV.

                  Effective December 31, 1999, Section 12.5(c) of the Plan is hereby amended to provide as follows:

                           (c) If the value of the Participant's benefits is
                  greater than Five Thousand Dollars ($5,000.00), he may elect in writing to defer the commencement of his benefits beyond the latest commencement date in (b) above; provided, however, that in no event shall his benefits commence later than the April 1 next following the later of (i) the calendar year in which he attains age seventy and one-half (70-1/2) or (i) the calendar year in which he retires. Notwithstanding the foregoing, in no event shall the benefits of any Participant who (i) is a 5% owner (as defined in Section 416 of the Code),
                  (ii) attains age seventy and one-half (70-1/2) prior to January 1, 1999, or (iii) has terminated employment but who has not commenced to receive his benefits, commence later than April 1 next following the calendar year in which he




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                  attains age seventy and one-half (70-1/2), irrespective of whether he has then terminated his employment with the Employer.

                  IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment to be executed as of the day and year first above written.

                                     THE LAMSON & SESSIONS CO.



                                     By: /s/ Charles E. Allen
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                                     TRUSTEES:


                                     /s/ James J. Abel
                                     ------------------------------------------




                                     /s/ Charles E. Allen
                                     ------------------------------------------




                                     /s/ Lucille C. Andreano
                                     ------------------------------------------




                                     /s/ Lori L. Spencer
                                     ------------------------------------------